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                                                                     EXHIBIT 4.2

NUMBERS                           [LOGO]                                  SHARES

                           PREMIER BANCSHARES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
AUTHORIZED 40,770 SHARES, PAR VALUE $60.00 PER SHARE, NONVOTING PREFERRED STOCK

This Certifies that ________________________________________________ is the registered holder of ______________________________________________ Shares of
     the above corporation, which are fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 2nd day of July A.D. 1998

_______________________________              __________________________________
ROBERT C. OLIVER, PRESIDENT                  BARBARA J. BURTT, SECRETARY

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - .........Custodian..........
     TEN ENT - as tenants by the entireties                            (Cust)            (Minor)
     JT TEN  - as joint tenants with right of                under Uniform Gifts to Minors
               survivorship and not as tenants               Act...........................
               in common                                                (State)

              Additional abbreviations may also be used though not in the above list.

     For value received, ____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________
________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________

                                                ________________________________

          In presence of

__________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.